SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 25, 2006
NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-8359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey (Address of principal executive offices)		07719 (Zip Code)
(732) 938-1480
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events
On July 25, 2006, the Registrant issued a joint press release with Alliance Pipeline and Duke Energy Gas Transmission regarding a subsidiary signing a Memorandum of Understanding to build the “Lebanon Connector” Pipeline. The Registrant is filing this press release as Exhibit 99.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(a) (a) None.
(b) (b) None.
(c) (c) Exhibits:
Exhibit 99.01: Press Release dated July 25, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION
Date: July 25, 2006	By:	/s/ Glenn C. Lockwood
Glenn C. Lockwood
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX
Exhibit   Description
99.01: Press Release Entitled: Alliance Pipeline, Duke Energy Gas Transmission and NJR Pipeline Company Sign Memorandum of Understanding to Build “Lebanon Connector” Pipeline